EXHIBIT 99.1

II-VI Incorporated Reports Fiscal 2020 Second Quarter Results

First Complete Fiscal Quarter with Finisar
Revenue Exceeded Top End of Guidance

  Quarterly Revenue of $666.3 million, Exceeded Top End of our Guidance by 6% and the Analysts’ Consensus by 9%, with Strength Across Most Markets
  Quarterly GAAP Operating Loss Includes $91 million of One Time Transaction Expenses
  Quarterly Adjusted Operating Income Increased 28% Sequentially
  Continuing Progress on Integration and Cost Synergy Strategies

PITTSBURGH, Feb. 10, 2020 (GLOBE NEWSWIRE) -- II-VI Incorporated (Nasdaq:IIVI) ("II-VI" or the "Company") today reported results for its fiscal 2020 second quarter ended December 31, 2019.

“The just-completed quarter marks the first full quarter of II-VI operations with Finisar included, since the transaction closed on September 24, 2019.  Revenue of $666.3M exceeded the top end of our guidance by 6% and the analysts’ consensus by 9%. This is driven by strength across our markets including optical communications, where stronger transceiver and ROADM sales exceeded our expectations, and sequential strength in 3D sensing, aerospace and defense and SiC substrates,” said Dr. Vincent D. Mattera, Jr. Chief Executive Officer of II-VI Incorporated. “We achieved record VCSEL product revenues and are completing our Sherman, Texas facility qualification. Across our markets, customer enthusiasm and support remain very high. We continue to make great progress on our integration and cost synergies, and look forward to addressing the market opportunities ahead."

Table 1
$ Millions, except per share amounts and %
(Unaudited)
	Three Months Ended			Six Months Ended

	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2019	2019	2018	2019	2018

Revenues	$666.3	$340.4	$342.9	$1,006.7	$657.3

Operating income (loss) (1)	$(78.6)	$(18.5)	$39.6	$(97.1)	$76.8
Adjusted operating income (loss) (2)	$65.3	$50.9	$57.3	$116.2	$105.4

Net earnings (loss)	$(98.2)	$(26.0)	$28.7	$(124.2)	$54.9
Adjusted net earnings (2)	$33.2	$37.0	$46.4	$70.2	$83.2

Diluted earnings (loss) per share	$(1.08)	$(0.39)	$0.44	$(1.58)	$0.83
Adjusted diluted earnings per share (2)	$0.36	$0.56	$0.71	$0.87	$1.26

Other Selected Financial Metrics
Gross margin	22.3%	36.2%	38.4%	27.0%	38.9%
Adjusted gross margin (2)	35.0%	38.3%	38.5%	36.1%	39.1%
Operating margin	-11.8%	-5.4%	11.5%	-9.6%	11.7%
Adjusted operating margin (2)	9.8%	15.0%	16.7%	11.5%	16.0%
Return on sales	-14.7%	-7.6%	8.4%	-12.3%	8.3%
Adjusted return on sales (2)	5.0%	10.9%	13.5%	7.0%	12.7%
  Operating income (loss) is defined as earnings (loss) before income taxes, interest expense and other expense or income, net.
  All adjusted amounts exclude certain non-GAAP adjustments for stock-based compensation, acquired intangible amortization expense, certain one-time transaction expenses, and restructuring and related items. See Table 4 for Reconciliation of Adjusted Operating Income (Loss) to Operating Income (Loss) and Net Earnings (Loss). See Table 6 for Reconciliation of Reported Net Earnings (Loss) to Adjusted Net Earnings.

Outlook

The outlook for the third fiscal quarter ending March 31, 2020 is revenue of $550 million to $600 million and earnings per diluted share on a non-GAAP basis of $0.02 to $0.32. This range includes an estimated minimum reduction of revenue of $50 million for the coronavirus. This is at today’s exchange rate and today’s estimated tax rate of 10%. The non-GAAP earnings per share includes the pre-tax amounts of $16 million in stock compensation, $34 million in amortization, and $13 million in costs to facilitate the integration. Non-GAAP adjustments are by their nature highly volatile and we have low visibility as to the range that may be incurred in the future.

Conference Call & Webcast Information

The Company will host a conference call at 4:30 p.m. Eastern Time on Monday, February 10, 2020 to discuss these results. Individuals wishing to participate in the webcast can access the event at the Company’s web site by visiting www.ii-vi.com/investors-events or via https://tinyurl.com/IIVIQ2FY20Earnings. If you wish to participate in the conference call, please dial (877) 316-5288 for U.S. calls, and (734) 385-4977 for international calls. To join the conference call, please enter ID# 5190659, then provide your name and company affiliation.

The conference call will be recorded, and a replay will be available to interested parties who are unable to attend the live call. This service will be available until 7:00 p.m. EST on Friday, February 14, 2020, by dialing (855) 859-2056 for U.S. calls and (404) 537-3406 for international calls, and entering ID# 5190659.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in communications, materials processing, aerospace & defense, semiconductor capital equipment, life sciences, consumer electronics, and automotive markets. Headquartered in Saxonburg, Pennsylvania, the Company has research and development, manufacturing, sales, service, and distribution facilities worldwide. The Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to support our customers. For more information, please visit us at www.ii-vi.com.

Forward-looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made by it in this release have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019; (iii) the purchasing patterns of customers and end-users; (iv) the timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the Company’s ability to assimilate recently acquired businesses, and risks, costs and uncertainties associated with such acquisitions; and/or (vii) the Company’s ability to devise and execute strategies to respond to market conditions. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

Use of Non-GAAP Financial Measures

The Company has disclosed financial measurements in this press release that present financial information considered to be non-GAAP financial measures. These measurements are not a substitute for GAAP measurements, although the Company's management uses these measurements as an aid in monitoring the Company's on-going financial performance. The adjusted non-GAAP net earnings, the adjusted non-GAAP earnings per share and the adjusted operating income measure earnings and operating income (loss), respectively, excluding non-recurring or unusual items that are considered by the management to be outside the Company’s standard operation and excluding certain non-cash items. EBITDA is an adjusted non-GAAP financial measurement that is considered by management to be useful in measuring the profitability between companies within the industry by reflecting operating results of the Company excluding non-operating factors. There are limitations associated with the use of non-GAAP financial measures, including that such measures may not be entirely comparable to similarly titled measures used by other companies, due to potential differences among calculation methodologies. Thus, there can be no assurance that items excluded from the non-GAAP financial measures will not occur in the future, or that there could be cash costs associated with items excluded from the non-GAAP financial measures. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by providing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Investors should consider adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP.

Table 2
Segment Revenues, Operating Income (Loss) & Margins, and Adjusted Operating Income (Loss) & Margins*
$ Millions, except %
(Unaudited)	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2019	2019	2018	2019	2018
Revenues:
Photonic Solutions	$460.4	$141.4	$159.7	$601.8	$294.8
Compound Semiconductors	205.9	177.0	183.2	382.9	362.5
Unallocated and Other	-	22.1	-	22.1	-
Consolidated	$666.3	$340.4	$342.9	$1,006.7	$657.3

Operating Income (Loss):
Photonic Solutions	$(60.9)	$13.0	$23.1	$(47.9)	$39.0
Compound Semiconductors	(8.8)	26.5	23.6	17.7	44.9
Unallocated and Other	(8.8)	(58.0)	(7.1)	(66.8)	(7.1)
Consolidated	$(78.6)	$(18.5)	$39.6	$(97.1)	$76.8

Adjusted Operating Income (Loss):
Photonic Solutions	$55.2	$17.9	$29.2	$73.1	$51.4
Compound Semiconductors	10.2	31.2	28.0	41.4	54.0
Unallocated and Other	-	1.8	-	1.8	-
Consolidated	$65.3	$50.9	$57.3	$116.2	$105.4

Operating Margin:
Photonic Solutions	-13.2%	9.2%	14.5%	-8.0%	13.2%
Compound Semiconductors	-4.3%	15.0%	12.9%	4.6%	12.4%
Unallocated and Other	NA	NA	NA	NA	NA
Consolidated	-11.8%	-5.4%	11.5%	-9.6%	11.7%

Adjusted Operating Margin:
Photonic Solutions	12.0%	12.6%	18.3%	12.1%	17.4%
Compound Semiconductors	4.9%	17.6%	15.3%	10.8%	14.9%
Unallocated and Other	NA	NA	NA	NA	NA
Consolidated	9.8%	15.0%	16.7%	11.5%	16.0%

* During the three months ended December 31, 2019, “Unallocated and Other” primarily includes continuing transaction costs related to the Finisar acquisition.  Finisar results have been consolidated into the Photonic Solutions and Compound Semiconductors segments during the three months ended December 31, 2019.  During the three months ended September 30, 2019, “Unallocated and Other” includes transaction costs and other charges related to the acquisition of Finisar.  See Table 3 for the reconciliation of segment adjusted operating income (loss) to reported segment operating income (loss).

Table 3
Reconciliation of Segment Adjusted Operating Income (Loss) to Reported Segment Operating Income (Loss)
$ Millions
(Unaudited)
	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2019	2019	2018	2019	2018
Adjusted Photonic Solutions Operating Income (Loss)	$55.2	$17.9	$29.2	$73.1	$51.4
Stock based compensation	(12.8)	(2.7)	(2.3)	(15.5)	(4.6)
Amortization of acquired intangibles	(29.2)	(2.1)	(2.3)	(31.3)	(4.4)
Preliminary fair value adjustment on acquired inventory	(74.2)	-	-	(74.2)	-
Transaction expenses related to acquisitions	-	-	(1.5)	-	(3.4)
Photonic Solutions Operating Income (Loss)	$(60.9)	13.0	$23.1	$(47.9)	39.0

Adjusted Compound Semiconductors Operating Income	$10.2	$31.2	$28.0	$41.4	$54.0
Stock based compensation	(6.5)	(2.7)	(2.6)	(9.2)	(5.7)
Amortization of acquired intangibles	(4.4)	(2.0)	(1.8)	(6.4)	(3.4)
Restructuring and related expenses	(1.6)	-	-	(1.6)	-
Preliminary fair value adjustment on acquired inventory	(6.4)	-	-	(6.4)	-
Compound Semiconductors Operating Income (Loss)	$(8.8)	$26.5	$23.6	$17.7	$44.9

Adjusted Unallocated and Other Operating Income	$-	$1.8	$-	$1.8	$-
Transaction expenses related to acquisitions	(8.0)	(5.6)	(7.1)	(13.6)	(7.1)
Severance and related - Stock based compensation	-	(10.7)	-	(10.7)	-
Severance and related - Other compensation	(0.6)	(7.7)	-	(8.3)	-
Amortization of acquired intangibles	-	(2.0)	-	(2.0)	-
Preliminary fair value adjustment on acquired inventory	-	(7.1)	-	(7.1)	-
One-time costs related to the Finisar acquisition	-	(26.8)	-	(26.8)	-
Unallocated and Other Operating Income (Loss)	$(8.8)	$(58.0)	$(7.1)	$(66.8)	$(7.1)

Total Operating Income (Loss)	$(78.6)	$(18.5)	$39.6	$(97.1)	$76.8

Adjusted Operating Income	$65.3	$50.9	$57.3	$116.2	$105.4

*Amounts may not recalculate due to rounding.

Table 4
Reconciliation of Adjusting Operating Income (Loss) to Operating Income (Loss) to Net Earnings (Loss)
$ Millions
(Unaudited)	Three Months Ended			Six Months Ended

	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2019	2019	2018	2019	2018

Adjusted operating income (loss)	$65.3	$50.9	$57.3	$116.2	$105.4
Preliminary fair value adjustment on acquired inventory	80.6	7.1	-	87.7	-
Amortization of acquired intangibles	33.6	6.2	4.1	39.8	7.8
Stock based compensation	19.3	5.4	5.0	24.7	10.3
Transaction expenses related to acquisitions	8.0	5.6	8.6	13.6	10.4
Restructuring and related expenses	1.6	-	-	1.6	-
One-time costs related to the Finisar acquisition	-	26.8	-	26.8	-
Severance and related - Stock based compensation	-	10.7	-	10.7	-
Severance and related - Other compensation	0.6	7.7	-	8.3	-
Operating income (loss)	$(78.6)	$(18.5)	$39.6	$(97.1)	$76.9
Interest expense	28.3	7.0	5.6	35.3	11.2
Other expense (income), net	0.5	5.0	(0.7)	5.6	(1.4)
Income taxes	(9.2)	(4.5)	6.0	(13.8)	12.2
Net Earnings (Loss)	$(98.2)	$(26.0)	$28.7	$(124.2)	$54.9

*Amounts may not recalculate due to rounding.

Table 5
Reconciliation of Operating Income (Loss) to Adjusted EBITDA, EBITDA, and Net Earnings (Loss)
$ Millions
(Unaudited)	Three Months Ended			Six Months Ended

	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2019	2019	2018	2019	2018

Operating income (loss)	$(78.6)	$(18.5)	$39.6	$(97.1)	$76.8
Depreciation and amortization	82.2	26.9	22.3	109.1	44.5
Preliminary fair value adjustment on acquired inventory	80.6	7.1	-	87.7	-
Stock based compensation expense	19.3	5.4	5.0	24.7	-
Transaction expenses related to acquisitions	8.0	5.6	8.6	13.6	10.5
Other income (expense), net	(0.6)	(5.0)	0.7	(5.6)	1.4
One-time costs related to the Finisar acquisition	-	26.6	-	26.6	-
Severance and related - Stock based compensation	-	10.7	-	10.7	-
Severance and related - Other compensation	-	7.7	-	7.7	-
Special items - Other income (expense), net	-	4.3	-	4.3	-
Adjusted EBITDA (1)	$111.0	$70.9	$76.2	$181.7	$133.2
Adjusted EBITDA margin (1)	16.7%	20.8%	22.2%	18.0%	20.3%

Preliminary fair value adjustment on acquired inventory	(80.6)	(7.1)	-	(87.7)	-
Stock based compensation expense	(19.3)	(5.4)	(5.0)	(24.7)	-
Transaction expenses related to acquisitions	(8.0)	(5.6)	(8.6)	(13.6)	(10.5)
One-time costs related to the Finisar acquisition	-	(26.6)	-	(26.6)	-
Severance and related - Stock based compensation	-	(10.7)	-	(10.7)	-
Severance and related - Other compensation	-	(7.7)	-	(7.7)	-
Special items - Other income (expense), net	-	(4.3)	-	(4.3)	-
EBITDA (2)	$3.1	$3.5	$62.6	$6.4	$122.7
EBITDA margin (3)	0.5%	1.0%	18.3%	0.6%	18.7%
Interest expense	$28.3	$7.0	$5.6	$35.3	$11.2
Depreciation and amortization	82.2	26.9	22.3	109.1	44.5
Income taxes	(9.2)	(4.5)	6.0	(13.8)	12.2
Net Earnings (Loss)	$(98.2)	$(26.0)	$28.7	$(124.2)	$54.8
  Adjusted EBITDA excludes non-GAAP adjustments for share-based compensation, acquired intangibles amortization expense, certain one-time transaction expense and the impact of and restructuring and related items.
  EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.
  EBITDA margin is defined as earnings before interest, incomes taxes, depreciation and amortization divided by revenues.

Amounts may not recalculate due to rounding.

Table 6
Reconciliation of Selected Non-GAAP Financial Measurements
($ Millions, except per share amounts)
(Unaudited)

	Three Months Ended			Six Months Ended

	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2019	2019	2018	2019	2018

Reported Net Earnings (Loss)	$(98.2)	$(26.0)	$28.7	$(124.2)	$54.9

Add back adjusting items:
Preliminary fair value adjustment on acquired inventory - COGS (1)	80.6	7.1	-	87.7	-
Amortization of acquired intangibles	33.6	6.2	4.1	39.8	7.8
Stock-based compensation expense - COGS (2)	4.2	-	0.5	4.2	1.5
Stock-based compensation expense - SG&A (2)	15.1	5.4	4.5	20.5	8.8
Transaction expenses related to acquisitions (3)	8.0	5.6	8.6	13.6	10.5
Restructuring and related expenses (4)	1.6	-	-	1.6	-
Severance and related (5)	0.6	18.4	-	19.0	-
One-time costs related to the Finisar acquisition (6)	-	32.4	-	32.4	-
Finisar results (7)	-	(1.6)	-	(1.6)	-
Income tax impact	(12.3)	(10.5)	-	(22.8)	(0.3)

II-VI Adjusted Net Earnings	$33.2	$37.0	$46.4	$70.2	$83.2

Per share data:
Reported Earnings (Loss):
Earnings (Loss) - Diluted Earnings (Loss) Per Share	$(1.08)	$(0.39)	$0.44	$(1.55)	$0.83
Earnings (Loss) - Basic Earnings (Loss) Per Share	$(1.08)	$(0.39)	$0.45	$(1.58)	$0.86

Adjusted Earnings:
Adjusted Earnings - Diluted Earnings Per Share	$0.36	$0.56	$0.71	$0.87	$1.26
Adjusted Earnings - Basic Earnings Per Share	$0.36	$0.56	$0.73	$0.89	$1.31
  The preliminary fair value adjustment of $87.7 million represents the preliminary step up value adjustment of acquired inventory from the Finisar acquisition.
  Total share-based compensation expense for the six months ended December 31, 2019 is $35.4 million, of which $10.7 million was incurred in relation to severance related expenses as described below in note (5).
  Transaction costs represent acquisition costs related to the Finisar acquisition.
  Restructuring and related expenses represent ongoing expenses to achieve the Company’s cost synergy strategy.
  In connection with the acquisition of Finisar, the Company recorded $19.0 million of compensation in the condensed consolidated statement of earnings (loss), of which $18.1 million was associated with Finisar’s executive severance and retention agreements. Included in this amount is $10.7 million of share-based compensation.
  For the six months ended December 31, 2019, one-time costs related to the Finisar acquisition include $35.9 million of acquisition fees, $1.7 million in additional interest related to the new credit facilities entered into as part of the Finisar acquisition, and $3.9 million of other expenses related to debt extinguishment costs of former debt.
   “Finisar results” includes the consolidated Finisar operations for the period between the acquisition date of September 24, 2019 and September 30, 2019.  Finisar results have been consolidated into the Photonic Solutions and Compound Semiconductors segments during the three months ended December 31, 2019.

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Earnings (Loss) (Unaudited)
($000 except per share data)

	Three Months Ended
	December 31,	September 30,	December 31,
	2019	2019	2018

Revenues	$666,331	$340,409	$342,839

Costs, Expenses & Other Expense (Income)
Cost of goods sold	517,991	217,269	211,333
Internal research and development	107,700	36,120	33,764
Selling, general and administrative	119,218	105,495	58,136
Interest expense	28,390	6,968	5,580
Other expense (income), net	487	5,079	(701)
Total Costs, Expenses, & Other Expense (Income)	773,786	370,931	308,112

Earnings (Loss) Before Income Taxes	(107,455)	(30,522)	34,727

Income Taxes	(9,242)	(4,524)	6,025

Net Earnings (Loss)	$(98,213)	$(25,998)	$28,702

Diluted Earnings (Loss) Per Share	$(1.08)	$(0.39)	$0.44

Basic Earnings (Loss) Per Share	$(1.08)	$(0.39)	$0.45

Average Shares Outstanding - Diluted	93,008	65,969	65,673
Average Shares Outstanding - Basic	90,886	65,969	63,588

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Earnings (Loss) (Unaudited)
($000 except per share data)

	Six Months Ended
	December 31,	December 31,
	2019	2018

Revenues	$1,006,740	$657,272

Costs, Expenses & Other Expense (Income)
Cost of goods sold	735,260	401,859
Internal research and development	143,820	66,935
Selling, general and administrative	224,713	111,659
Interest expense	35,358	11,164
Other expense (income), net	5,566	(1,414)
Total Costs, Expenses, & Other Expense (Income)	1,144,717	590,203

Earnings (Loss) Before Income Taxes	(137,977)	67,069

Income Taxes	(13,766)	12,218

Net Earnings (Loss)	$(124,211)	$54,851

Diluted Earnings (Loss) Per Share	$(1.58)	$0.83

Basic Earnings (Loss) Per Share	$(1.58)	$0.86

Average Shares Outstanding - Diluted	80,332	65,916
Average Shares Outstanding - Basic	78,428	63,504

II-VI Incorporated and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)
($000)

	December 31,	June 30,
	2019	2019
Assets
Current Assets
Cash and cash equivalents	$376,840	$204,872
Accounts receivable	488,902	269,642
Inventories	662,982	296,282
Prepaid and refundable income taxes	11,344	11,778
Prepaid and other current assets	52,016	30,337
Total Current Assets	1,592,084	812,911
Property, plant & equipment, net	1,347,147	582,790
Goodwill	1,096,691	319,778
Other intangible assets, net	929,773	139,324
Investments	77,795	76,208
Deferred income taxes	8,115	8,524
Other assets	150,127	14,238
Total Assets	$5,201,732	$1,953,773

Liabilities and Shareholders’ Equity
Current Liabilities
Current portion of long-term debt	$69,250	$23,834
Accounts payable	229,042	104,462
Operating lease current liabilities	29,245	-
Accruals and other current liabilities	248,781	142,267
Total Current Liabilities	576,318	270,563
Long-term debt	2,228,207	443,163
Deferred income taxes	87,252	23,913
Operating lease liabilities	93,347	-
Other liabilities	150,911	82,925
Total Liabilities	3,136,035	820,564
Total Shareholders' Equity	2,065,697	1,133,209
Total Liabilities and Shareholders’ Equity	$5,201,732	$1,953,773

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Cash Flows (Unaudited)
($000)

	Six Months Ended
	December 31,
	2019	2018
Cash Flows from Operating Activities
Net cash provided by operating activities	$56,260	$88,206

Cash Flows from Investing Activities
Additions to property, plant & equipment	(80,288)	(74,368)
Purchases of businesses, net of cash acquired	(1,036,609)	(54,229)
Purchases of equity investments	-	(4,480)
Other investing activities	(1,102)	116
Net cash used in investing activities	(1,117,999)	(132,961)

Cash Flows from Financing Activities
Proceeds from issuance
Proceeds from borrowings of Term A Facility	1,241,000	-
Proceeds from borrowings of Term B Facility	720,000	-
Proceeds from borrowings of Revolving Credit Facility	160,000	-
Proceeds from borrowings under prior Credit Facility	10,000	120,000
Payments on Finisar Notes	(560,112)	-
Payments on borrowings under prior Term Loan, Credit Facility and other loans	(176,596)	(85,000)
Payments on borrowings under Term A Facility	(15,513)	-
Payments on borrowings under Term B Facility	(1,800)	-
Payments on borrowings under Revolving Credit Facility	(66,000)	-
Debt issuance costs	(63,510)	-
Proceeds from exercises of stock options	3,077	6,222
Payments on earnout arrangements	-	(3,540)
Common stock repurchase	(1,626)	-
Payments in satisfaction of employees' minimum tax obligations	(15,031)	(6,350)
Other financing activities	(1,839)	-
Net cash provided by financing activities	1,232,050	31,332

Effect of exchange rate changes on cash and cash equivalents	1,657	(3,359)

Net increase (decrease) in cash and cash equivalents	171,968	(16,782)

Cash and Cash Equivalents at Beginning of Period	204,872	247,038
Cash and Cash Equivalents at End of Period	$376,840	$230,256

CONTACT:

Mary Jane Raymond
Treasurer and Chief Financial Officer

investor.relations@ii-vi.com
www.ii-vi.com/contact-us

412-601-0407